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                                                                EXHIBIT 10.11(d)

                 EXTENSION OF PIPELINE CAPACITY LEASE AGREEMENT

          WHEREAS, LaGloria Oil & Gas Company ("LaGloria") and Plains Marketing, L.P. ("Plains") as successor to Scurlock Permian LLC are Parties to that certain Pipeline Capacity Lease Agreement ("Lease") dated April 12, 1999, for an initial term of five (5) years commencing January 1, 2004 through December 31, 2004, a copy of which is attached hereto and incorporated herein in its entirety; and

          WHEREAS, Delek Refining, Ltd., as successor in interest to LaGloria Oil & Gas Company and Plains Marketing, L.P. executed that certain One (1) Year Renewal of Pipeline Capacity Lease Agreement attached hereto and incorporated herein in its entirety renewing the Lease for one (1) additional lease year commencing on January 1, 2005 through December 31, 2005; and

          WHEREAS, Plains Marketing, L.P. and Delek Refining, Ltd. executed an Amendment to the One (1) Year Renewal of Pipeline Capacity Lease Agreement attached hereto and incorporated herein in its entirety; changing the pricing provisions in Section 4 of the Lease effective from September 1, 2005 through December 31, 2005;

          WHEREAS, the said Delek Refining, Ltd. and Plains Marketing, L.P. desire to extend the original Lease and each of the above referenced amendments of the Lease under the same terms and conditions from January 1, 2006 through April 30, 2006;

          NOW, THEREFORE, in consideration of the mutual benefits of the Parties hereto, by execution below Plains Marketing, L.P. and Delek Refining, Ltd. extend the Lease and each of the referenced amendments thereto from January 1, 2006 through April 30, 2006 under the same terms and conditions set forth in the Lease and the amendments thereto.

          This Extension of Pipeline Capacity Agreement is executed in duplicate each of which is deemed an original for all purposes on the dates set forth below but effective January 1, 2006.

Plains Marketing, L.P.               Delek Refining, Ltd. by its General Partner
By Plains Marketing GP Inc.          Delek U.S. Refining GP, LLC
Its General Partner


By: /s/ J.B. Fryfogle                By: /s/ Frederec Green
    ------------------------------       ---------------------------------------
Name: J.B. Fryfogle                  Name: Frederec Green
Title: V.P. Refinery Supply          Title: CHIEF OPERATING OFFICER
Date: DEC 21, 2005                   Date: 1/15/06


                                     By: /s/ Tony McLarty
                                         ---------------------------------------
                                     Name: Tony McLarty
                                     Title: VP of Human Resources
                                     Date: 1/15/06